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                                                                    Exhibit 10.2


                       GUARANTY OF PAYMENT AND PERFORMANCE


THIS GUARANTY dated June 27, 2001 (the "Guaranty") from SHMUEL BENTOV whose address is 130 Carthage Road, Scarsdale, New York 10583 (the "Guarantor") to KELTIC FINANCIAL PARTNERS, LP a Delaware limited partnership with a place of business at 555 Theodore Fremd, Suite C-209, Rye, New York 10580 (the "Lender").

WITNESSETH:

WHEREAS, The A Consulting Team, Inc. ("Borrower") is, on the date hereof, entering into a Loan and Security Agreement with Lender (as the same may be amended from time to time, the "Loan Agreement"), pursuant to which Lender is extending certain credit facilities (the "Credit Facilities") to Borrower and the Guarantor is willing to enter into this Guaranty in order to induce the Lender to extend the Credit Facilities;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the Guarantor agrees as follows:

                                    ARTICLE 1

                            COVENANTS AND AGREEMENTS

Section 1.1 Guaranty of Payment. The Guarantor irrevocably, absolutely and unconditionally (and jointly and severally if there be more than one Guarantor) guarantees to the Lender:

(A) The punctual payment of the Obligations.

(B) The full and prompt performance of any and all obligations of the Borrower to Lender under the Loan Documents.

(C) Guarantor acknowledges that the Obligations are secured by collateral as set forth in the Loan Agreement and by a Pledge Security Agreement ("Pledge Agreement") dated of even date herewith from Guarantor to Lender.

Section 1.2 Obligations Unconditional. This Guaranty shall remain in full force and effect until the Obligations and all sums due thereunder are finally and irrevocably paid in full. The Guarantor's obligation hereunder shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

(A) Any lack of validity or enforceability of, or any defect in any Loan Document or any other agreement or instrument relating thereto or any collateral security for the Credit Facilities (the "Collateral").


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(B) any change (material or otherwise) in the time, manner, or place of payment of the Loans (as such term is defined in the Loan Agreement) or performance of any other obligations, covenants or agreements under or arising out of the Loan Documents, or in any other term of any Loan Document, or any other amendment or waiver of, or any consent to departure from, any Loan Document;

(C) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any other guaranty of the Loans (as such term is defined in the Loan Agreement) or the loss, release, sale, exchange, surrender or other change in any Collateral;

(D) Any present or future law or order of any government (de lure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect any Loan Document or any other obligation of the Borrower or any other obligor or to any other terms of payment;

(E) Any failure, omission or delay on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in any Loan Document or the failure to give notice to Guarantor of the occurrence of an event of default under any Loan Document;

(F) Any other act, event or circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, Guarantor or any other person.

Section 1.3 Waiver by Guarantor. The Guarantor hereby waives: (A) notice of acceptance of this Guaranty; (B) diligence, presentment and demand for payment of the Loans; (C) protest and notice of protest, dishonor or default to the Guarantor or to any other party with respect to the Loans; (D) any and all notices to which the Guarantor might otherwise be entitled or any demand for payment under this Guaranty; (E) any and all defenses to payment including, without limitation, any defenses and counterclaims of the Guarantor or the Borrower based upon fraud, negligence or the failure of any condition precedent or claims of offset or defenses involving the invalidity, irregularity or unenforceability of all or any part of the liabilities herein guaranteed or any defense otherwise available to the Guarantor or the Borrower; or (F) until such time as the Obligations are paid in full and the Lender has received all other sums due under the terms of the Loan Documents, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against the Borrower or any other person directly or contingently liable for the Loans guaranteed hereunder, or against or with respect to any of the Borrower's property (including, without limitation, property collateralizing the Loans), arising from the existence or performance of this Guaranty and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

Section 1.4 Nature of Guaranty. This Guaranty is a guaranty of payment and not of collection and the Guarantor hereby waives the right to require that any action be brought first against the Borrower or any other guarantor, or to require any security, or to require that resort be made to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or of the Guarantor. The Guarantor fizrther agrees that the obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment or any part thereof of the Loans is rescinded or must otherwise be restored by the Lender upon


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the bankruptcy or reorganization of the Borrower, the Guarantor or otherwise.
The foregoing to the contrary notwithstanding, Lender agrees that it will allow a period of up to six (6) months for the purpose of collecting repayment of the Obligations from the Borrower or any other Person and/or by realizing on any Collateral therefor (" Winddown Period") before Lender requires payment hereunder from the Guarantor, such Winddown Period to commence on the date on which Lender, for any reason, stops making Advances under Section 2.1 the Loan Agreement. The reference to the term "Advances" in the preceding sentence shall not be construed to include any loans, financial accommodations by Lender to Borrower, or use of the Lender's cash collateral that are of a compulsory nature such as a court ordered allowance for Borrower to use cash collateral or any similar financial accommodation, loan or advance. Additionally, the Winddown Period shall automatically lapse and the Lender may, immediately, without notice, enforce this Guaranty if (a) Guarantor fails, upon the request of Lender, to furnish Lender with an updated personal financial statement in form and substance satisfactory to Lender, evidencing that Guarantor's financial condition is such that Guarantor has the ability to make payment of Guarantor's obligations hereunder (b) either Borrower or Guarantor shall: (i) take any action to inhibit, interfere with, impede, including, without limitation, preventing Lender from gaining access to the Collateral for the purpose of sale, foreclosure or other disposition thereof, or otherwise fail to cooperate with the Lender's efforts to obtain the indefeasible repayment, in full, of the Obligations during the Winddown Period; (ii) transfer, sell or assign any of their respective real or personal property, (1) in the case of Borrower, in violation of the Loan Agreement, or (2) in the case of the Guarantor such that Guarantor would not have the ability to make payment of Guarantor's obligations hereunder; (iii) with respect to the Guarantor only, be subject to any action or proceeding at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of the Federal or any state government or of any municipal government or any agency or subdivision of any of the foregoing, or before any arbitrator or panel of arbitrators, such that Guarantor would not have the ability to make payment of Guarantor's obligations hereunder; (iv) cease to be Solvent, make an assignment for the benefit of creditors, call a meeting of creditors to obtain any general financial accommodation, suspend business, be subject to the commencement of any case under any provision of the Bankruptcy Code, including provisions for reorganizations by or against Borrower or Guarantor; or (v) with respect to the Guarantor only, fail to otherwise comply with the terms and conditions of any of the Loan Documents (except for any noncompliance existing on the commencement of the Winddown Period which lead to the acceleration of the Obligations), including, without limitation, the obligation of the Guarantor to exercise its commercially reasonable efforts to obtain maximum collections with respect to the Collateral as set forth in the Validity and Support Agreement dated the date hereof by Guarantor in favor of Lender, or (c) any Person shall challenge: (i) the Lender's right to receive payment of the Obligations; or (ii) the validity or enforceabilty of Lender's Liens on the Collateral or the priority thereof, such that in case of either (c)
(i) or (ii) above, there would be a Material Adverse Effect.

Section 1.5 Financial Statements. Guarantor agrees to deliver to Lender within thirty (30) days after the end of each year, personal financial statements and information applicable to the Guarantor on Lender's standard form or other form acceptable to Lender.

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                                    ARTICLE 2

                                EVENTS OF DEFAULT



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Section 2.1 Events of Default Defined. An "Event of Default" shall exist if any of the following events occurs and is continuing: (A) the Guarantor fails to perform or observe any covenant contained herein; or (B) the occurrence of an Event of Default under the Loan Agreement or any other Loan Document.

Section 2.2 Remedies on Default. If an Event of Default exists, Lender may proceed to enforce the provisions hereof and to exercise any other rights, powers and remedies available to the Lender.

Section 2.3 Waiver and Notice.

(A) No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute.

(B) No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

(C) In order to entitle the Lender to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty.

                                    ARTICLE 3

                                  MISCELLANEOUS

Section 3.1 Governmental Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

Section 3.2 Notices. Any notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes at the time of delivery in person, one day after delivery to a nationally recognized overnight courier with receipt requested, or four (4) business days after it is mailed certified mail postage prepaid, return receipt requested as follows: to the parties at the addresses set forth at the head of this Guaranty, or such other addresses as the parties may for themselves designate in writing as provided herein for the purpose of receiving notices hereunder.

Section 3.3 Entire Agreement; Amendments. This Guaranty and the Loan Documents constitute the entire understanding between the Borrower, the Guarantor and Lender and no amendment, change, modification, alteration or termination of this Guaranty shall be made except upon the written consent of Lender and the Guarantor.

Section 3.4 Assignment. This Guaranty is assignable by Lender in whole or in part in conjunction with an assignment of the Loan Documents and any assignment hereof or any transfer or assignment of the Loan Documents or portions thereof shall operate to vest in any



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such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender. This Guaranty shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

Section 3.5 Partial Invalidity. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Guaranty shall not affect the validity or enforceability of the remaining portions of the Guaranty or any part thereof.

Section 3.6 Submission to Jurisdiction. The Guarantor hereby irrevocably and unconditionally agrees that any suit, action or proceeding arising out of or relating to this Guaranty shall be brought in the state courts of the State of New York or Federal courts sitting in New York City and waives any right to object to jurisdiction within either of the foregoing forums by Lender. Nothing contained herein shall prevent Lender from bringing any suit, action or proceeding or exercising any rights against any security and against any Guarantor personally, and against any property of the Guarantor, within any other jurisdiction and the initiation of such suit, action or proceeding or taking of such action in any such other jurisdiction shall in no event constitute a waiver of the agreements contained herein with respect to the laws of the State of New York governing the rights and obligations of the parties hereto or the agreement of the Guarantor to submit to personal jurisdiction within the State of New York.

Section 3.7 WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BANK HEREBY IRREVOCABLY WAIVE LL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OBLIGATIONS OR THE CREDIT FACILITIES.

Section 3.8 Limitation. This Guaranty is limited to the amount of $1,000,000.00 (hereinafter referred to as the "Maximum Amount"), plus the sum of [^] all costs and expenses, including attorneys fees and expenses, incurred in connection with the enforcement hereof.

Section 3.9 Termination. (a) Provided that there is no Event of Default under the Loan Agreement, (b) Borrower has a positive net income (exclusive of any writeoffs occurring after April 1, 2001 with respect to any assets other than trade Receivables owned by Borrower on the date hereof) for three (3) consecutive fiscal quarters, (c) dilution with respect to Eligible Receivables is less than three (3) percent, and (d) Eligible Receivables remaining unpaid in excess of 90 days from invoice date comprise less than fifteen percent (15%) of all Receivables, then upon the written request of Guarantor, Lender shall terminate this Guaranty; provided, however, that the second sentence of Section
1.4 hereof and any other provisions of this Guaranty which by their terms survive any termination, shall remain in full force and effect.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.



                                            /s/ Shmuel Bentov
                                            ------------------------------------
                                                   SHMUEL BENTOV




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STATE OF NEW YORK )

        ss.:

COUNTY OF NEW YORK )

On the 27th day of June in the year 2001, before me, the undersigned, a notary public in and for said state, personally appeared Shmuel Bentov personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                           /s/ Illegible
                                           ------------------------------------

                                           Notary Public





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